                                  EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jeffrey L. Dykes as the true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution and re-substitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) to this Registration Statement and any subsequent registration statement filed by the Registrant pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, which relates to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully as to all intents and purposes as the undersigned might or could do in person, thereby ratifying and confirming all said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue thereof.

     Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the date indicated.

         Signature                                          Title                                       Date
         ---------                                          -----                                       ----

      /s/ J. Thomas McGrath                      President, Chief Executive Officer                  March 29, 2001
---------------------------------                and Director (Principal Executive
      J. Thomas McGrath                          Officer)


       /s/ Steve Butler                          Chief Financial Officer                             March 29, 2001
---------------------------------                (Principal Financial and
       Steve Butler                              Accounting Officer)


      /s/ Donald L. Sturm                        Chairman of the Board                               March 29, 2001
---------------------------------
      Donald L. Sturm


     /s/ Kevin C. McTavish                       Director                                            March 29, 2001
---------------------------------
     Kevin C. McTavish


   /s/ William S. Price III                      Director                                            March 29, 2001
---------------------------------
   William S. Price III


    /s/ James O. Spitzenberger                   Director                                            March 29, 2001
---------------------------------
    James O. Spitzenberger


     /s/ John C. Stiska                          Director                                            March 29, 2001
---------------------------------
     John C. Stiska


    /s/ Melanie L. Sturm                         Director                                            March 29, 2001
---------------------------------
    Melanie L. Sturm


     /s/ John G. Donoghue                        Director                                            March 29, 2001
---------------------------------
     John G. Donoghue


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